RYDEX VARIABLE TRUST

CLS ADVISORONE FUNDS

AMERIGO FUND

CLERMONT FUND

Supplement dated January 28, 2013 to the currently effective Statutory Prospectus and Statement of Additional Information (“SAI”) for the Amerigo Fund and Clermont Fund (the “Funds”) dated May 1, 2012, as supplemented from time to time.

This supplement provides new and additional information beyond that contained in the Funds’ Statutory Prospectus (the “Prospectus”) and SAI listed above and should be read in conjunction with the Prospectus and SAI.

—	For the Amerigo Fund, the following is hereby added as a second bullet to the Fund’s Prospectus Summary section titled “MANAGEMENT – PORTFOLIO MANAGER”:

Paula Wieck, Manager of Investment Research. Ms. Wieck has been associated with CLS Investments, LLC since 2006.

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For the Clermont Fund, the bullet listing Mr. Guenther as portfolio manager in the Fund’s Prospectus Summary section titled “MANAGEMENT – PORTFOLIO MANAGER” is hereby deleted and replaced with the following:

Paula Wieck, Manager of Investment Research. Ms. Wieck has been associated with CLS Investments, LLC since 2006.

—	The section titled “MANAGEMENT OF THE FUNDS – PORTFOLIO” of the Funds’ Prospectus is hereby deleted and replaced with the following:

CLS has an Investment Committee comprised of CLS portfolio managers and other management of CLS as well as individuals outside of CLS. The Investment Committee is responsible for the prudent management of CLS assets and meets on a quarterly basis to discuss, in general terms, CLS’s risk management, asset allocation, investment strategy, and performance. The members of the Investment Committee include: Todd Clarke, Rusty Vanneman, Stephen A. Donahoe, Dennis R. Guenther, Scott R. Kubie, Brian Nielsen, Jennifer J. Schenkelberg, Brian Beaulieu, and Craig Israelsen. The Investment Committee may also retain other individuals to serve as advisors or consultants. Todd Clarke, President of CLS, serves as Chairman of the Investment Committee.

On a day-to-day basis, the Sub-Advisor utilizes a team approach for the management of the Funds. Dennis Guenther and Paula Wieck are primarily responsible for the management of the Amerigo Fund. Ms. Wieck is primarily responsible for the

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management of the Clermont Fund. Mr. Guenther is primarily responsible for the management of the Select Allocation Fund.

Dennis Guenther, CFA, joined CLS in 1997 and has served as a portfolio manager and as a member of CLS’s Investment Committee since May of 2004. Mr. Guenther also has served as a Registered Representative of Northern Lights Distributors, LLC since November of 2003. Mr. Guenther served as Financial Analyst of CLS from 2002 to 2004 and as a Database/Interface Manager with CLS from 1997 to 2002. In addition, Mr. Guenther served as a Registered Representative of Orbitex Funds Distributors, Inc. from 2001 to 2003.

Paula Wieck, joined CLS in 2006 as a Portfolio Administrator before serving as Project Manager and later becoming a member of CLS’s portfolio management team. Ms. Wieck is the Manager of Investment Research at CLS, where she oversees CLS’s team of investment analysts and researchers. Prior to joining CLS, Ms. Wieck worked at TD Ameritrade as an Equity Analyst and Orion Advisor Services, LLC as an Implementation Specialist.

Additional information about portfolio manager compensation, other accounts managed, and ownership of securities in each of the Funds is available in the SAI.

—	The section titled “Management of the Trust - Portfolio Manager” in the Funds’ SAI is hereby deleted and replaced with the following:

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information about other accounts the portfolio managers manage, the dollar range of Fund shares the portfolio managers own, and how the portfolio managers are compensated.

Other Accounts Managed by Portfolio Managers. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Millions)
Dennis Guenther	7	$1,255	0	$0	10,400	$908
Paula Wieck	4	$1,075	0	$0	671	$57

*        Information provided for Mr. Guenther and Ms. Wieck is as of December 31, 2011 and January 9, 2013, respectively.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as one of the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation. The Sub-Advisor compensates the portfolio managers for their management of client and proprietary mutual fund assets. Each portfolio manager receives an annual salary for his or her management of the Funds, which is based on market factors and the portfolio manager’s skill and experience. The portfolio managers also are eligible to receive a discretionary bonus. The discretionary bonus available to the portfolio managers is based upon CLS’s profitability.

Fund Shares Owned by Portfolio Managers. Neither Mr. Guenther nor Ms. Wieck “beneficially owned” shares of the Funds as of December 31, 2011 and January 9, 2013, respectively. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.